                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (earliest event reported): August 11, 2000

                         CENTURY MILESTONE S&T CO., LTD.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                     33-7945-D                 84-1032191
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

               No. 803, Jinyu Plaza, 100 #West Sanhuan North Rd,
                    Haidian District, Beijing PRC     100037
--------------------------------------------------------------------------------
            (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    011-86-10-68731188
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Registrant has engaged the accounting firm of BDO International to serve as the Registrant's new principal independent accountant. BDO International replaces Halliburton, Hunter & Associates, P.C. as the Registrant's principal auditor.

         The dismissal of the firm of Halliburton, Hunter & Associates, P.C., was approved by the Board of Directors of the Registrant on August 11, 2000.

         The former accountant's report on the financial statements for each of the past two fiscal years contained a "going concern" qualification, but did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years and the subsequent interim period preceding the dismissal of Halliburton, Hunter & Associates, P.C. there were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, if not resolved to the satisfaction of the former accountant would have caused it to make reference to the subject matter of the disagreement(s), if any, in connection with its reports.

         The firm of BDO International was engaged by the Board of Directors as the new certifying accountants on August 11, 2000.

         A letter addressed to the Securities and Exchange Commission from the former accountant stating its agreement with the disclosures made in this filing is filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.                Description
         -----------                -----------
              16.1                  Letter on change in certifying accountant from Halliburton, Hunter & Associates, P.C.
                                    (Filed herewith.)


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTURY MILESTONE S&T CO., LTD.

                                       By:  /s/ Xiao Gang
                                          -----------------------------------
                                          Xiao Gang, CEO & President

Date:  August 16, 2000

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------
              16.1                  Letter on change in certifying accountant from Halliburton, Hunter & Associates, P.C.
                                    (Filed herewith.)